UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 28, 2017

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Dallas Pkwy, Suite 140, Frisco, Texas 75034

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(469) 294-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure

On November 28, 2017, Jamba, Inc. (the “Company”) issued a press release announcing that the Nasdaq Hearings Panel of The Nasdaq Stock (“Nasdaq”) has granted the Company’s request to continue its listing on Nasdaq, subject to the condition that the Company provide the Panel with a written update on the status of its work on its Form 10-K for the fiscal year ended January 3, 2017 and its Forms 10-Q for the fiscal quarters ended April 3, July 4 and October 3, 2017 (collectively, the “delinquent filings”) on or before February 1, 2018 and file with the Securities and Exchange Commission its delinquent filings on or before March 15, 2018.  The Panel’s determination follows an in-person hearing before the Panel at which the Panel considered the Company’s plan to regain compliance with Nasdaq’s listing requirements and the Company’s reasons for delay, including the changes the Company underwent in the past several years as it moved its business to a franchise-focused model and the significant changes in leadership, key personnel, and relocation of corporate office in 2016, resulting in a significant increase in non-routine transactions which impacted processes related to the preparation of the financial reports, and a reduced materiality threshold.  The Company is diligently working to satisfy the terms of the Panel’s decision.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included in this item 7.01 is furnished not filed.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Such statement include, without limitation, statements regarding the Company’s belief that it will be able to comply with the March 15, 2018 Nasdaq deadline by filing its delinquent reports with the Securities and Exchange Commission. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated November 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: November 28, 2017	By:	/s/ Marie Perry
Marie Perry, Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary